Statements of Cash Flows (Quarterly) (Quarterly Report [Member], USD $)	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Quarterly Report [Member]
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (6,105)	$ (5,025)
Adjustments to reconcile net loss to net cash provided by (used for) operations:
Amortization expense	5,025	5,025
Increase (decrease) in credit card payable	(50)
Net cash provided (used) by operating activities	(1,130)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in Due to stockholder	40
Issuance of common stock	1,000
Net cash provided (used) by financing activities	1,040
NET INCREASE (DECREASE) IN CASH	(90)
CASH - beginning of year	119	2,500
CASH - end of year	29	2,500
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the year for income taxes